UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

VALERO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On November 17, 2010, Valero Energy Corporation (“Valero,” or the “Company”) announced that Richard J. Marcogliese would retire from the Company at the end of 2010. Mr. Marcogliese presently serves as Executive Vice President and Chief Operating Officer of Valero. A copy of the Company’s press release is filed with this report as Exhibit 99.01 and is incorporated herein by reference.

(e)
On November 17, 2010, Valero’s board of directors approved grants of (i) options to purchase  shares of the Company’s common stock (“Common Stock”), (ii) restricted shares of Common Stock, and (iii) performance shares, to Valero’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K) other than Mr. Marcogliese. The grants were made under Valero’s 2005 Omnibus Stock Incentive Plan.

The stock options vest annually in one-third increments beginning November 17, 2011, and expire ten years from the date of grant. The restricted shares vest (become nonforfeitable) in equal annual installments over a period of three years beginning November 17, 2011. Fifty percent of the restricted shares are eligible for performance accelerated vesting (“Eligible Shares”); that is, notwithstanding the restricted shares’ regular three-year vesting schedule, to the extent any Eligible Shares have not yet vested per their regular vesting schedule, and to the extent the Eligible Shares have not been forfeited or otherwise canceled, all unvested Eligible Shares will vest automatically at the close of business on the last date of the period when the NYSE-reported closing price per share of Common Stock is $40.00 or higher for five consecutive trading days.

The performance shares awarded in 2010 are subject to vesting in three annual increments, beginning in January 2012, based upon the Company’s performance. Upon vesting, the performance shares are payable in shares of Common Stock in amounts ranging from zero to 200 percent of the number of vested performance shares. The specific grants to Valero’s “named executive officers” (as defined) are listed in the following table.

name and title	stock options	restricted shares	performance shares
William R. Klesse, CEO & President	149,725	149,725	299,450
Michael S. Ciskowski, EVP & CFO	30,000	30,000	60,000
Kimberly S. Bowers, EVP & General Counsel	20,000	20,000	40,000
Joseph W. Gorder, EVP Marketing & Supply	20,000	20,000	40,000

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.01
Valero Energy Corporation 2005 Omnibus Stock Incentive Plan, amended and restated as of October 1, 2005 — incorporated by reference to Exhibit 10.02 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

99.01	Press release dated November 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: November 18, 2010

By:  /s/ Jay D. Browning
Jay D. Browning
Senior Vice President and Secretary

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